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                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or 240.14a-12


                          MANCHESTER TECHNOLOGIES, INC.

                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

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[GRAPHIC OMITTED]
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                          MANCHESTER TECHNOLOGIES, INC.
                                 160 Oser Avenue
                            Hauppauge, New York 11788
                                 (631) 435-1199

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To be held on Wednesday, January 21, 2004

Dear Shareholder:

     We cordially invite you to attend the 2004 Annual Meeting of Shareholders of Manchester Technologies, Inc. The meeting will be held at the Smithtown Sheraton, 110 Motor Parkway, Smithtown, New York, on Wednesday, January 21, 2004 at 10:15 a.m., local time. At the meeting our shareholders will:

     1. Elect seven (7) Directors to serve until the 2005 Annual Meeting of Shareholders;

     2. Vote on the ratification of the reappointment of KPMG LLP as independent auditors of the Company for the year ending July 31, 2004; and

     3. Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     A proxy statement describing the matters to be considered at the meeting is attached to this notice. Only holders of record of our common stock at the close of business on December 3, 2003 are entitled to notice of, and may attend and vote at, the meeting. If you cannot attend the meeting, you may vote by mailing the enclosed proxy card in the enclosed postage-paid envelope. Any shareholder attending the meeting may vote in person, even though he or she has already returned a proxy card.

         We look forward to seeing you at the meeting.

                                         By Order of the Board of Directors


                                         Joel G. Stemple,
                                         Executive Vice President and Secretary

Hauppauge, New York
December 19, 2003

           SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING
          ARE REQUESTED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
                 PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                          MANCHESTER TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                                Table of Contents

                                                                           Page

Introduction...................................................              1

Information Concerning Solicitation and Voting.................              1

Questions and Answers..........................................              2

Voting by Manchester's Principal Shareholder...................              4

Matters Submitted to Shareholders..............................              5

Election of Directors..........................................              5

Ratification of Reappointment of Independent Auditors..........              8

Other Information..............................................              8

Share Ownership of Certain Beneficial Owners and  Management...              8

Executive Officers.............................................              9

Executive Compensation.........................................             10

Report of the Board of Directors and the Compensation Committee
  on Executive Compensation....................................             14

Report of the Audit Committee  . . . . . . . . . . . . . . . .              16

Stock Performance Graph........................................             16


Compensation Committee Interlocks and Insider Participation....             17

Certain Relationships and Related Transactions.................             18

Section 16(a) Beneficial Ownership Reporting Compliance........             18

                          Manchester Technologies, Inc.
                                 160 Oser Avenue
                            Hauppauge, New York 11788
                                 (631) 435-1199


                                 PROXY STATEMENT


                         Annual Meeting of Shareholders
                         To Be Held On January 21, 2004


                                  INTRODUCTION

Information Concerning Solicitation and Voting

     Our Board of Directors is soliciting proxies for our 2004 Annual Meeting of Shareholders to be held on Wednesday, January 21, 2004 at 10:15 a.m. (New York time) at the Smithtown Sheraton, 110 Motor Parkway, Smithtown, New York, and at any adjournments or postponements of the meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

     Manchester Technologies, Inc. ("Manchester") will pay the costs of soliciting proxies from shareholders. Directors, officers and regular employees may solicit proxies on behalf of Manchester, without additional compensation, personally or by telephone, mail, or telecopy. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards and, upon request, will be reimbursed by Manchester for their reasonable expenses. Voting materials, which include this proxy statement, the proxy card and our 2003 Annual Report to Shareholders (which contains our financial statements for the fiscal year ended July 31, 2003), will first be mailed to holders of our common stock on or about December 19, 2003. Copies of our annual report on Form 10-K for the fiscal year ended July 31, 2003 and the exhibits thereto are available from Manchester without charge upon the written request of a shareholder. Copies of the Form 10-K are also available on-line through the Securities and Exchange Commission (the "SEC") at www.sec.gov.

     In this Proxy Statement, the terms "Manchester," the "Company," "we," "us," and "our" refer to Manchester Technologies, Inc., and the term "Common Stock" refers to our common stock.

Questions and Answers

Q1:  Who is entitled to vote at the meeting?

A: Persons who were holders of our common stock on December 3, 2003, the record date, are entitled to vote at the meeting.

Q2:  How many shares can vote?

A: As of the record date, there were 7,990,215 shares outstanding and entitled to vote at the meeting. Each shareholder is entitled to one vote for each share held as of the record date.

Q3:  What matters am I voting on?

A:   You are being asked to vote on the following matters:
         o        The election of seven directors; and

         o To ratify the reappointment of KPMG LLP as our independent auditors for the year ending July 31, 2004.

Q4:  How does the Board recommend I vote on the proposals?

A:   The Board recommends you vote "FOR" each of these proposals.

Q5:  How do I cast my vote?

A: If you hold your shares as a shareholder of record, you can vote in person at the annual meeting by delivering your proxy card in person or filling out and returning a ballot that will be supplied to you, or you can vote by mail by signing and returning the enclosed proxy card. If you are a street-name shareholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

     The enclosed proxy card contains instructions for voting by mail. Please follow these instructions carefully. The proxies identified on the back of the proxy card will vote the shares of which you are the shareholder of record in accordance with your instructions. If you sign and return your proxy card without giving specific voting instructions, the proxies will vote your shares "FOR" the two proposals.

Q6:  How will the proxies vote on any other business brought up at the meeting?

A: By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter properly brought before the meeting. We do not know of any other business to be considered at the meeting. The proxies' authority to vote according to their judgment applies only to shares you own as a shareholder of record.

Q7:  Can I revoke my proxy?

A:   Yes. You can revoke your proxy before it is voted at the meeting by:

         o        Submitting a new proxy card;
         o Giving written notice before the meeting to our Secretary at the address set forth on the cover of this Proxy Statement stating that you are revoking your proxy; or

         o Attending the meeting and voting your shares in person. Please note that your attendance at the meeting will not alone serve to revoke your proxy.

          The latest dated, properly completed proxy that you submit will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed or dated, the previously recorded vote will stand.

Q8:  What is a "quorum"?

A: A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") and proxies reflecting shares subject to shareholder withholding will be treated as shares present for purposes of determining the presence of a quorum on all matters unless authority to vote is completely withheld on the proxy.

Q9:  Will broker non-votes or abstentions affect the voting results?

A: No, broker non-votes and abstentions will not count as votes "FOR" or "AGAINST" any director or proposal being voted on.

Q10: What is a "broker non-vote"?

A: A "broker non-vote" occurs when a broker submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

Q11: What does it mean if I get more than one proxy card?

A: Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q12: How many votes are needed for approval of each matter?

A: o The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the seven individuals receiving the highest number of "FOR" votes will be elected to the Board of Directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote) will not be counted in such nominee's favor.

         o The ratification of the reappointment of KPMG LLP requires the affirmative "FOR" vote of a majority of the votes cast at the meeting. Abstentions from voting and shares which are subject to shareholder withholding or broker non-vote are not counted as "votes cast" with respect to such proposals and therefore will have no effect on such votes.

Q13: Where can I find the voting results of the meeting?

A: The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2004.

Q14: When are the shareholder proposals for the 2005 Annual Meeting due?

A: Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), proposals by stockholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's 2005 annual shareholders' meeting must be received by the Company by August 21, 2004 in order to be considered for inclusion in the Company's proxy materials relating to the Company's 2005 annual shareholders' meeting. Such proposals should be addressed to the Company's secretary and may be included in next year's annual shareholders' meeting proxy materials if they comply with rules and regulations of the SEC governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the Company's principal executive offices not later than September 29, 2004. If a shareholder fails to notify the Company of any such proposal prior to that date, management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in the Company's proxy statement.

Q15. Where can I obtain more information about the Company?

A. The Company is subject to the informational requirements of the Exchange Act. In accordance with the Exchange Act, we file reports, proxy statements and other information with the SEC. These materials can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these materials can also be obtained from the SEC at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 or by visiting the SEC's web site at www.sec.gov. The Company's Common Stock is traded on the NASDAQ National Market under the symbol "MANC."

Voting by Manchester's Principal Shareholder

         Barry R. Steinberg is Manchester's largest shareholder, beneficially owning approximately 58.7% of the Common Stock. See "Share Ownership of Certain Beneficial Owners and Management." The Company understands that Mr. Steinberg intends to vote all shares of Common Stock beneficially owned by him for the election of the persons nominated as directors and for the ratification of the reappointment of KPMG LLP as independent auditors. Mr. Steinberg beneficially owns, without acquiring any additional shares of Common Stock, shares of Common Stock in an amount sufficient to permit him to control the outcome of any shareholder vote on these matters.

                        MATTERS SUBMITTED TO SHAREHOLDERS

                              ELECTION OF DIRECTORS

General

     Seven directors are to be elected at the meeting. Each director is to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Unless otherwise specifically directed by shareholders executing proxies, it is intended that all proxies in the accompanying form received in time for the annual meeting will be voted at the meeting FOR the election of the seven nominees named below. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy, the position may be left vacant, or the Board may be reduced accordingly. The Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

Nominees

     The persons listed below (other than Yacov Shamash) are currently directors of Manchester and all of such persons have been selected by the Board of Directors as nominees for election as directors at the annual meeting. Certain information regarding the nominees is set forth below:

        Name                        Age*     Director Since     Position with the Company
        ----                        ----     --------------     --------------------------
     Barry R. Steinberg (1)         62          1973            Chairman of the Board, President,
                                                                Chief Executive Officer and Director
     Joel G. Stemple (1)            61          1982            Executive Vice President,
                                                                Secretary and Director
     Joel Rothlein (1)(2)           74          1996            Director
     Bert Rudofsky (2)(3)           70          1998            Director
     Michael E. Russell (3)         57          1998            Director
     Julian Sandler (2)(3)          59          1996            Director
     Yacov A. Shamash               54          2003            Director

* -  As of January 21, 2004
(1)  Member of the Executive Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Audit Committee.

     Barry R. Steinberg, Manchester's founder, has served as its Chairman of the Board, President and Chief Executive Officer since its formation in 1973.

     Joel G. Stemple has served as Executive Vice President of the Company since September 1996 and as its Vice President since August 1982. Mr. Stemple previously performed consulting services for Manchester and, from 1966 to 1982, served as Assistant and Associate Professor of Mathematics at Queens College, City University of New York.

     Joel Rothlein, Esq. is a partner in the law firm of Kressel, Rothlein, Walsh & Roth, LLC, Massapequa, New York, where he has practiced law since 1955. Kressel, Rothlein, Walsh & Roth, LLC and its predecessor firms have acted as outside general counsel to the Company since the Company's inception.

     Bert Rudofsky is the founder and president of Bert Rudofsky and Associates, a management consulting firm specializing in the computer industry. Mr. Rudofsky was a founder of MTI Systems Corp., a leading edge, technical, value-added distribution company specializing in computer and data communications products. Mr. Rudofsky was Chief Executive Officer of MTI from 1968 until MTI was sold in 1990.

     Michael E. Russell is a Director of Investments at Wachovia Securities. Mr. Russell has held several distinguished positions as a member of the business community, as a member of the New York State Metropolitan Transportation Authority (1987-1989), as commissioner of the New York State Commission on Cable Television (1989-1991) and as Special Assistant to the New York State Senate Majority Leader (1991-1994).

     Julian Sandler is Chief Executive Officer of Rent-a-PC, Inc., a full-service provider of short-term computer rentals, which Mr. Sandler founded in 1984. Mr. Sandler is also the founder and was the President from 1974 to 1993 of Brookvale Associates, a national organization specializing in the remarketing of hardware manufactured by Digital Equipment Corporation. Mr. Sandler also co-founded, and from 1970 to 1973, was Vice President of Periphonics Corporation, a developer and manufacturer of voice response systems.

     Yacov A. Shamash became a Director of the Company on December 17, 2003, and has been the Dean of Engineering and Applied Sciences at the State University of New York campus at Stony Brook since 1992. Professor Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash also serves as a Director of Key Tronic Corporation and American Medical Alert Corp.

Recommendation of the Board and Required Vote

     The Board of Directors recommends that shareholders vote FOR the election of the nominees named above (Proposal No. 1 on the Proxy Card). Assuming the presence of a quorum, the election of the nominees requires the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock represented and entitled to vote at the annual meeting.

Meetings of the Board of Directors and its Committees

     During the fiscal year ended July 31, 2003, there were six meetings of the Board of Directors, and all directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of meetings of all committees of the Board on which they served. The Board acted three times by unanimous written consent.

     The Board of Directors has standing executive, audit, and compensation committees, as described below, but does not have a nominating committee.

     Executive Committee. The Executive Committee consists of Barry R. Steinberg, Joel G. Stemple and Joel Rothlein. The function of the Executive Committee is to exercise the authority of the Board of Directors in the management of the Company between meetings of the Board, subject to the provisions of the Company's By-Laws and New York State law. The Executive Committee did not meet during fiscal 2003.

     Audit Committee. The Audit Committee consists of Bert Rudofsky (Chairman), Michael Russell and Julian Sandler. Each member of the Audit Committee is "independent" of the management of the Company under the current listing standards of the National Association of Securities Dealers ("NASD"). All Audit Committee members are also financially literate and have accounting or related financial management expertise in accordance with current NASD standards. The Audit Committee acts pursuant to the Second Amended and Restated Audit Committee Charter adopted by the Board of Directors on October 29, 2003 (a copy of which is attached as Annex A to this Proxy Statement), and met six times in fiscal 2003 and acted once by unanimous written consent. To fulfill its responsibilities to the Company's stockholders and the investment community, this Committee, among other things:

                  - is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
                  - meets with the independent auditors, as appropriate, to discuss scope, staffing, and procedures of their audit plan, the proposed fee for the audit, and the results of their audit (including their comments or recommendations arising therefrom);
                  - reviews the Company's financial accounting policies and decisions and reports thereon to the Board prior to the issuance of the annual financial statements; and
                  - reviews and approves all audit and non-audit services to be performed by the independent auditors and the fees to be paid by the Company for such services, and considers the possible effects of any non-audit services on the auditors' independence.

     Compensation Committee. The Compensation Committee consists of Joel Rothlein (Chairman), Bert Rudofsky and Julian Sandler. The Committee establishes compensation policies and determines compensation for the executive officers of the Company. The Board itself administers the Company's Amended and Restated 1996 Incentive and Non-Incentive Stock Option Plan (provided that option grants to Messrs. Steinberg and Stemple must first be recommended by the Compensation Committee). The Compensation Committee met three times during fiscal 2003.

Director Compensation

     For the fiscal year ended July 31, 2003, each non-employee director of the Company was paid a cash annual retainer of $20,000 for his services as a director, including any committee membership. This retainer is all inclusive and was paid in four quarterly installments. In addition, each non-employee director is granted annually on August 1, an option under the Company's Amended and Restated 1996 Incentive and Non Incentive Stock Option Plan to purchase 10,000 shares at an exercise price equal to the fair market value of the common stock as of the close of business on the last business day preceding such grant. Accordingly, on August 1, 2002, each non-employee director received non-incentive options to purchase 10,000 shares at an exercise price of $2.16 per share (the fair market value of the common stock on that date). The options are exercisable immediately upon such grant and expire on the earlier of August 1, 2007 and three months after the director ceases to be a director of the Company.

              RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

General

     The Audit Committee selects our independent public accountants. At the meeting, our shareholders are being asked to approve KPMG LLP as our independent public accountants for the fiscal year ending July 31, 2004. KPMG LLP has acted as our independent auditors since our fiscal year ended July 31, 1994. Representatives of KPMG LLP will be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the shareholders do not ratify the appointment of KPMG LLP, the selection of independent auditors will be reconsidered by the Audit Committee.

     Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal years ended July 31, 2003 and July 31, 2002 and the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for such fiscal years were $100,000 and $73,000, respectively.

     Audit-Related Fees. The aggregate fees billed by KPMG LLP for Audit-Related services for the fiscal year ended July 31, 2003 were $3,500. These fees related to services performed by KPMG LLP in connection with the new leases entered into by the Company following the sale of the Company's Hauppauge, New York facilities. See "Certain Relationships and Related Transactions" below. KPMG LLP did not render such services during the fiscal year ended July 31, 2002.

     Tax Fees; All Other Fees. There were no fees paid to KPMG LLP for tax services or any other professional services during the fiscal years ended July 31, 2003 and July 31, 2002..

Recommendation of the Board and Required Vote

     The Board of Directors recommends that shareholders vote FOR the reappointment of KPMG LLP as independent auditors for the year ending July 31, 2004 (Proposal No. 2 on the Proxy Card). Assuming the presence of a quorum, the ratification of the reappointment requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock represented and entitled to vote at the annual meeting.

                                OTHER INFORMATION

Share Ownership of Certain Beneficial Owners and Management

     The following table sets forth information, as of December 3, 2003, with respect to the beneficial ownership of the Common Stock by each person known by us to beneficially own or exercise voting or dispositive control over five percent or more of the outstanding Common Stock, each director and nominee for election as director, each executive officer named in the Summary Compensation Table on page 11 of this Proxy Statement, and all executive officers, directors and nominees as a group.

                                                              Amount and Nature
                                                                  of Beneficial          Percent of Outstanding
      Name and Address                                           Ownership(1)                 Shares Owned(1)
      ----------------                                           ------------                 ---------------
      Barry R. Steinberg (2)(3)                                      4,690,201                        58.7%
      Joel G. Stemple (2)                                              626,263                         7.8%
      Seth Collins (4)                                                  65,000                          *
      Joel Rothlein (5)                                                 62,666                          *
      Julian Sandler (5)                                                51,000                          *
      Laura Fontana (5)                                                 50,500                          *
      Bert Rudofsky (6)                                                 45,000                          *
      Michael E. Russell (6)                                            45,000                          *
      Yacov A. Shamash                                                   -----                          *
      Elan Yaish                                                         -----                          *
      Dimensional Fund Advisors Inc. (7)                               600,300                         7.5%
      All named executive officers, director nominees and
           directors as a group (10 persons) (8)                     5,635,630                       68.4%

* Less than 1%

(1) For purposes of determining the aggregate amount and percentage of shares deemed beneficially owned by directors and Named Executive Officers of the Company individually and by all directors, nominees and Named Executive Officers as a group, exercise of all options exercisable at or within 60 days listed in the footnotes hereto is assumed. For such purposes 8,236,215 shares of Common Stock are deemed to be outstanding. Except as indicated in the notes below, we believe that each holder has sole voting and investment power with respect to the shares shown opposite such holder's name.

(2)  Address is 160 Oser Avenue, Hauppauge, New York 11788.

(3) Excludes 59,000 shares owned by Sheryl Steinberg, a daughter of Mr. Steinberg, which shares were purchased with the proceeds of a loan from Mr. Steinberg. As reported on Schedule 13D filed on March 24, 1997, as amended, Mr. Steinberg and Sheryl Steinberg each disclaim beneficial ownership of the Common Stock owned by the other.

(4) Includes 59,000 shares of Common Stock owned by Mr. Collins' wife, as to which he disclaims beneficial ownership.

(5) Includes currently exercisable options to acquire 50,000 shares of Common Stock.

(6) Consists of currently exercisable options to acquire 45,000 shares of Common Stock.

(7) Based solely on a Schedule 13G filed with the SEC on February 12, 2003, by Dimensional Fund Advisors Inc., a registered investment adviser ("Dimensional"). Dimensional has sole voting and dispositive power over the shares. The principal address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Percentage of ownership based on 7,990,215 shares of common stock issued and outstanding on December 3, 2003.

(8)  See notes 1 through 8 above.

Executive Officers

      Our executive officers serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of shareholders. Our executive officers are:



               Name                         Position with the Company
               ----                         -------------------------
         Barry R. Steinberg         Chairman of the Board, President, Chief Executive Officer
         Joel G. Stemple            Executive Vice President and Secretary
         Elan Yaish                 Vice President-Finance, Chief Financial Officer and Assistant Secretary
         Laura Fontana              Vice President-Technical Services
         Seth Collins               Vice President-Operations
         Robert Sbarra              Vice President-Sales and Marketing

     Biographical information regarding Messrs. Steinberg and Stemple is set forth above under the caption "Directors." Biographical information with respect to our other executive officers is set forth below. All ages are as of January
21, 2004.

     Elan Yaish, age 34, has served as our Chief Financial Officer and Assistant
Secretary since August 2002, and was named our Vice President-Finance in January
2003.  From  February  2000 until  joining  the  Company,  Mr.  Yaish  served as
Assistant Vice President of Finance for Comverse Technology, Inc. From June 1996 until February 2000, Mr. Yaish was employed as Vice President of Finance and
Controller for Trans-Resources, Inc. Mr. Yaish is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and the New
York State Society of Certified Public Accountants.

     Laura Fontana, age 48, has served as our Vice President-Technical Services since January 2000 and prior to then was our Director of Technical Services since January 1999. A twenty-year Manchester veteran, Ms. Fontana had previously managed our sales organization and is largely responsible for the design of our sales, product information, and automated order-processing systems. Ms. Fontana received her Bachelor of Arts degree from Dowling College.

     Seth  Collins,  age 36, has served as our Vice  President-Operations  since
January 2003 and prior to then was our  Director of  Operations  since  February
1999. Prior to joining us, Mr. Collins was a manager in the financial services consulting group of Oracle and worked for FleetBoston and Andersen Consulting.
Mr. Collins is a graduate of Rennselaer Polytechnic Institute. Mr. Collins is the son-in-law of Barry Steinberg.

     Robert Sbarra, age 43, has served as our Vice President-Sales and Marketing since joining the Company in April 2003. Mr. Sbarra was employed by the Hewlett
Packard Company for more than eighteen years prior to his joining Manchester, most recently in the position of Director of Corporate Resellers. Prior to that, Mr. Sbarra was a National Business Manager for Hewlett Packard, in addition to holding various other management positions with Hewlett Packard and Nortel
Networks. Mr. Sbarra received a Bachelor of Arts degree in economics from Columbia University.

Executive Compensation

Summary Compensation Table

     The following table provides information concerning compensation paid or accrued by the Company during the fiscal years ended July 31, 2003, 2002 and 2001 to our Chief Executive Officer and to our four other most highly compensated executive officers serving at the end of fiscal 2003 (collectively, the "Named Executive Officers"):


                                       10



                                              SUMMARY COMPENSATION TABLE

                                                                             Long-Term
                                            Annual Compensation            Compensation
                                            -------------------            ------------

                                                                           Common Stock
Name and                                                   Other Annual     Underlying          All Other
Principal Position     Year      Salary         Bonus    Compensation(1)      Options         Compensation
----------------------------------------------------------------------------------------------------------------

Barry R. Steinberg.....2003     $650,000          -               $47,931        -                  -
President and CEO      2002     $650,000          -                   (2)        -                  -
                       2001     $650,000          -           $49,429 (2)        -                  -
                                                              $63,954 (2)

Joel G. Stemple........2003     $225,000          -            $33,649(3)        -                  -
Executive VP and       2002     $375,000          -            $33,349(3)        -                  -
Secretary              2001     $450,000          -            $38,379(3)        -                  -

Laura Fontana. . . . . 2003     $227,630          -            $30,744(4)     100,000               -
VP-Technical Services  2002     $196,794       $20,406         $35,744(4)        -                  -
                       2001     $203,782       $13,418         $31,438(4)        -                  -


Elan Yaish . .  . . . .2003     $200,782       $25,000         $12,433(6)     150,000(7)            -
VP-Finance, Chief
Financial Officer and
Ass't Sec'y (5)

Seth Collins. . . . .  2003     $171,202          -            $20,700(9)     100,000               -
VP-Operations(8)

No restricted stock awards, stock appreciation rights or long-term incentive plan awards (all as defined in the proxy regulations promulgated by the SEC) were awarded to, earned by, or paid to the Named Executive Officers during the fiscal year ended July 31, 2003.
--------------------------
(1) Includes employer matching contributions to the Company's defined contribution plan of $6,000, $6,000, and $6,000 in fiscal 2003, $6,000,
     $6,000, and $6,000 in fiscal 2002, and $5,100, $5,100, and $5,100 in fiscal
     2001 for Messrs. Steinberg and Stemple and Ms. Fontana, respectively, and of $6,000 and $4,500 in fiscal 2003 for Messrs. Yaish and Collins, respectively.
(2)  Includes  $34,575 in fiscal  2003,  $34,575 in fiscal  2002 and  $50,000 in fiscal 2001 of premiums paid by the Company for a whole life insurance policy in Mr. Steinberg's name having a face value of $2,600,000 and under which his daughters, on the one hand, and the Company, on the other hand, are beneficiaries and share equally in the death benefits payable under the policy.

(3)  Includes  $17,286 in fiscal  2003,  $17,286 in fiscal  2002 and  $25,000 in fiscal 2001 of premiums paid by the Company for a whole life insurance policy in Mr. Stemple's name having a face value of $1,300,000 and under which his spouse and the Company are beneficiaries and are entitled to $600,000 and $700,000, respectively, of the death benefits payable under the policy.

(4) Includes $1,944 in fiscal 2003, $1,943 in fiscal 2002 and $5,000 in fiscal 2001 of premiums paid by the Company for a whole life insurance policy in Ms. Fontana's name having a face value of $589,000 and under which her minor child and the Company are beneficiaries and are entitled to $200,000 and $389,000, respectively, of the death benefits payable under the policy. Also includes $15,000 in fiscal 2003, $20,000 in fiscal 2002 and $13,538 in fiscal 2001representing the present value of benefits earned under the Company's deferred compensation plan.
(5)  Mr. Yaish's employment began on August 1, 2002.

(6) Includes $1,333 in fiscal 2003 representing the present value of benefits earned under the Company's deferred compensation plan. (7) Includes options to purchase 50,000 shares granted to Mr. Yaish on August 12, 2002 that Mr. Yaish surrendered upon grant of 100,000 shares to Mr. Yaish on April 30, 2003.
(8) Mr. Collins became an officer of the Company on January 22, 2003. The figures indicated represent his compensation for all of fiscal 2003.
(9) Includes $11,250 in fiscal 2003 representing the present value of benefits earned under the Company's deferred compensation plan.

Option Grants

The following table sets forth certain information concerning options granted to the Named Executive Officers during the 2003 fiscal year. The Company has not granted any stock appreciation rights.

            Option Grants During the Fiscal Year Ended July 31, 2003


                                                                                               Potential Realizable Value
                                                                                                at Assumed  Annual Rates
                            Number of         % of Total                                        of Stock Price Appreciation for
                            Securities        Options                                             Option Term (1)
                           Underlying         Granted to      Exercise                           --------------
                            Options         Employees in         Price          Expiration
      Name                  Granted           Fiscal Year     Per Share             Date            5%               10%
      ----                  -------           -----------     ---------             ----            --               ---

Seth Collins                 100,000(2)           15%             $1.84          5/1/13          $115,717           $293,249
Laura Fontana                100,000(2)           15%             $1.84          5/1/13          $115,717           $293,249
Elan Yaish                    50,000(3)            7.5%           $2.01          8/12/12(4)         -                    -
Elan Yaish                   100,000(2)           15%             $1.84          5/1/13          $115,717           $293,249

-------------------
(1) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission. Actual gains, if any, in option exercises are dependent on the time of such exercise and the future performance of the Common Stock.
(2) The options become exercisable in four equal annual installments commencing May 1, 2004. (3) The options were exercisable in two equal annual installments commencing August 12, 2004. (4) The options were surrendered by Mr. Yaish concurrently with the grant of 100,000 options to him on May
         1, 2003.

Aggregated Options Exercises and Fiscal Year-end Options Value Table

         The following table sets forth certain information concerning the number and value of exercisable and unexercisable options granted to the Named Executive Officers as of July 31, 2003. No options were exercised by the Named Executive Officers during this fiscal year. The Company has not granted any stock appreciation rights.

     Aggregated Option Exercises in 2003 and Option Values at July 31, 2003

                                                                       Number of
                                                                      Unexercised                Value of Unexercised
                                                                      Options  at                In-the-Money Options at
                                                                      July 31, 2003              July 31, 2003(1)
                                                                  --------------------          -----------------
                         Shares Acquired on
     Name                   Exercise     Value Realized      Exercisable     Unexercisable   Exercisable   Unexercisable
     ----                   --------     --------------      -----------     -------------   -----------   -------------

Seth Collins..............     -            -                  6,000          100,000        $   -          $29,100
Laura Fontana .........        -            -                 50,000          100,000        $   -          $29,100
Elan Yaish................     -            -                    -            100,000        $   -          $29,100

-------------------

(1) Based on the closing sale price of the common stock as of July 31, 2003 ($2.131 per share) minus the applicable exercise price.

Report on Repricing of Options/SARs

                         REPORT ON REPRICING OF OPTIONS

     On May 1, 2003, the Board approved, upon the recommendation of the Compensation Committee, the issuance to Elan Yaish of options to purchase 100,000 shares of Common Stock at a price equal to the market price of the Common Stock on April 30, 2003, contingent upon Mr. Yaish surrendering the options to purchase 50,000 shares of Common Stock granted to him on August 12, 2002. The purpose of the option grant was to place Mr. Yaish on equal footing with the other executive officers of the Company who were granted on May 1, 2003 options to purchase 100,000 shares of Common Stock.

                      The Board of Directors*                          The Compensation Committee
                      -----------------------                          --------------------------
                  Barry R. Steinberg, Chairman                             Joel Rothlein, Chairman
         Joel G. Stemple, Joel Rothlein, Bert Rudofsky                          Bert Rudofsky
                  Michael E. Russell, Julian Sandler                            Julian Sandler

*- Robert J. Valentine , a member of the Board at the time of the repricing, resigned from the Board effective December 17, 2003. Yacov Shamash became a member of the Board effective December 17, 2003, subsequent to the repricing.

                                             10-YEAR OPTION/SAR REPRICINGS

                                   Number of                                                       Length of
                                   Securities Un-   Market                                         Original
                                   derlying Op-     Price of            Exercise                   Option Term
                                      tions/        Stock At             Price At                  Remaining At
                                      SARs          Time Of              Time Of        New        Date Of
                                   Repriced Or      Repricing Or        Repricing Or    Exercise   Repricing Or
Name                       Date    Amended          Amendment           Amendment       Price      Amendment
----                       ----    -------          ---------           ---------       -----      ---------
                                         (#)         ($/share)         ($/share)      ($/share)

Joseph Looney            12/22/97   50,000            $3.8125              $10.00       $3.8125      9 years, 1 month
Chief Financial          12/22/97   20,000            $3.8125              $ 5.00       $3.8125      9 years, 3 months
Officer

William F. Scheibel, Jr. 12/22/97   50,000            $3.8125              $10.00       $3.8125      9 years, 1 month
Chief Technology         12/22/97   20,000            $3.8125              $ 5.00       $3.8125      9 years, 3 months
Officer

Elan Yaish               5/1/03      50,000           $1.84                $2.01        $1.84       9 years, 3 1/2 months
Chief Financial Officer

Employment Agreements

     Dr. Stemple. We have an employment agreement with Joel G. Stemple, PhD, which extends through fiscal 2004. Under the employment agreement, which commenced on August 1, 2002, Dr. Stemple receives a base salary of $225,000, and is entitled to an automobile and certain deferred compensation benefits, as well as medical and other benefits generally offered by us to our employees. Dr. Stemple also is able to participate in our stock option plan. The employment agreement is terminable by either party on 90 days' prior notice. In the event we so terminate Dr. Stemple's employment, he is entitled to severance equal to 12 months of his then current base salary and $62,000 per year for the next three years plus medical benefits based upon his severance agreement with the Company. This severance will be payable in accordance with our customary payroll practices. Under the employment agreement, if Dr. Stemple terminates his employment, or we terminate his employment for cause, Dr. Stemple is prohibited, for a two-year period from such termination, from competing with us in the eastern half of the United States.

     We do not have employment or severance arrangements with any of our other Named Executive Officers.

Report of the Board of Directors and the Compensation Committee on Executive Compensation

Introduction

     The Board of Directors and the Compensation Committee are responsible for the administration of the Company's compensation programs. These programs include base salary and cash bonuses for executive officers, which are determined by the Compensation Committee and its subcommittee, and long-term incentive compensation programs, which are administered by the Board of Directors (provided that grants of stock options to either Mr. Steinberg or Mr. Stemple must first be recommended by the Compensation Committee).

Compensation Philosophy

     The primary goal of the Company is to align compensation with the Company's business objectives and performance. In addition, the Company aims to attract, retain, and reward executive officers and other key employees who contribute to the long-term shareholder value with a total compensation package that the Company considers to be competitive yet reasonable. To establish the relationship between executive compensation and the creation of shareholder value, the Board and the Compensation Committee utilize a compensation package comprised of base salary, cash bonuses and stock option awards. Through stock option awards, the Company attempts to ensure that individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners and not just as employees.

Compensation Program

     The Company's executive compensation program has three major components, each of which are intended to attract, retain and motivate executive officers consistent with the philosophy set forth above. The Board and the Compensation Committee consider these components of compensation individually, as well as collectively, in determining total compensation for executive officers. In making compensation determinations, the Board and the Compensation Committee have not historically attributed specific values or weights to any particular performance factors, and have made their decisions primarily on a subjective basis, although in doing so, the Compensation Committee has taken into consideration the financial status of the Company and salaries paid to executives of similar companies. The particular elements of the compensation program for executive officers are explained below:

     1. Base salary. The base salaries of the Company's Named Executive Officers for fiscal 2003 were established by the Compensation Committee, based primarily on the contributions made by such persons during fiscal 2002 and expected future contributions. In reviewing the individual performance of Messrs. Yaish and Collins, and Ms. Fontana, the Compensation Committee met with, and took into account the views of, the Company's Chief Executive Officer and its Executive Vice President.

     2. Annual incentive compensation. For fiscal 2003, incentive compensation was governed by the Company's Executive Incentive Bonus Plan, which provides our executive officers with direct financial incentives in the form of cash bonuses to achieve corporate performance goals and is administered by a subcommittee of the Compensation Committee. The purpose of the Executive Incentive Bonus Plan is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent upon the Company achieving certain levels of earnings before taxes ("EBT"). For fiscal 2003, the amount of the aggregate bonus available to the Plan participants was based upon varying percentages depending upon the amount by which the Company's 2003 EBT equaled or exceeded its 2001 EBT. Mr. Yaish was guaranteed a bonus of $25,000 for fiscal 2003. Ms. Fontana did not participate in the Bonus Plan due to the fact that while the bonuses payable under the Bonus Plan are based on the performance of the Company as a whole, Ms. Fontana's responsibilities are solely with respect to the Company's service offerings. The Compensation Committee established a separate bonus plan for Ms. Fontana in which service revenue was a component in determining her bonus.

     3. Equity-based incentive compensation. In line with the Company's philosophy to motivate individuals as owners, the Company's current long-term incentive program consists of its stock option plan. Through option grants, executives receive significant equity incentives to build long-term shareholder value. The exercise price of options granted under the stock option plan is fixed at no less than 100% of the fair market value of the underlying stock on the date of grant with respect to incentive stock options, and no less than 85% of such fair market value with respect to non-incentive stock options. To date, all grants of stock options have provided for exercise prices of not less than 100% of the fair market value of the underlying stock on the date of grant. Accordingly, employees receive value from these grants only if the Common Stock appreciates over the long term. Ms. Fontana's bonus plan include a stock option grant component, as well as a cash bonus component.

Chief Executive Officer Compensation

     Mr.  Steinberg's  compensation  for  fiscal  2003  was  determined  by  the
Compensation  Committee,  based  primarily  on  a  subjective  analysis  of  his experience, performance, level of responsibility and contribution to the Company. For fiscal 2003, Mr. Steinberg's annual base salary was fixed at $650,000, which was the same base salary the Company paid Mr. Steinberg for the prior fiscal year. Although Mr. Steinberg was eligible to receive a bonus under the Company's Executive Incentive Bonus Plan, he did not receive a bonus with respect to fiscal 2003 due to the Company's failure to meet certain financial performance requirements under terms of the Plan. The Company continues to make available to Mr. Steinberg the use of company cars and provides deferred compensation benefits that he has historically received, and he also participates in other benefits that the Company makes generally available to its employees, such as medical and other insurance, and is eligible to participate in the Company's stock option plan. See "Executive Compensation."

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless compensation is performance-based. The Board and the Compensation Committee believe that maintaining the discretion to evaluate the performance of the Company's management is an important part of its responsibilities and benefits the Company's shareholders. The Board and the Compensation Committee intend to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other compensation decisions made by them in the future, and do not currently anticipate that Section 162(m) will limit the deductibility of any compensation paid by the Company to its executive officers during 2002. However, the Company may from time to time pay compensation to its executive officers that is not deductible.


                The Board of Directors*            The Compensation Committee
                -----------------------            --------------------------

          Barry R. Steinberg, Chairman              Joel Rothlein, Chairman
 Joel G. Stemple, Joel Rothlein, Bert Rudofsky           Bert Rudofsky
          Michael E. Russell, Julian Sandler             Julian Sandler

*- Robert J. Valentine resigned as a member of the Board prior to the mailing of this Proxy Statement. As Yacov Shamash was elected as a member of the Board shortly prior to the mailing of this Proxy Statement, he did not participate in the preparation of this report.

Report of the Audit Committee

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors, KPMG LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report on the Company's financial statements. The Audit Committee monitors and oversees these processes.

     As part of its duties, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Company's independent auditors also provided to the Audit Committee the written disclosure and letter required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and the Audit Committee discussed with the independent auditors their independence. The Audit Committee has advised us that it has determined that the non-audit services rendered by KPMG LLP during our most recent fiscal year are compatible with maintaining the independence of such auditors.

     Based upon the reports, disclosures and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2003 filed with the Securities and Exchange Commission.

                               The Audit Committee
           Bert Rudofsky, Chairman Michael E. Russell, Julian Sandler

Stock Performance Graph

     The graph below shows a comparison of cumulative total shareholder returns for the Company's Common Stock, the NASDAQ Stock Market Index for U.S.
companies, and a group consisting of the Company's peer corporations on a line-of-business basis, through July 31, 2003. The corporations making up the peer group are CompuCom Systems, Inc., Elcom International, Inc., I-Sector Corporation and Pomeroy IT Solutions, Inc. The graph assumes the reinvestment of all dividends and the investment of $100 on July 31, 1998 in our Common Stock, the NASDAQ Stock Market Index and the Peer Group Index. The performance shown is not necessarily indicative of future performance.




GRAPH OMITTED
























         The performance graph was plotted using the following cumulative total return data:

                  7/31/98           7/31/99          7/31/00         7/31/01      7/31/02          7/31/03
                  -------           -------          --------       --------      -------          -------
Manchester        $100              $84              $148              $90          $69               $68
NASDAQ Index      $100              $143             $204              $109         $72               $94
Peer Group        $100              $70              $67               $55          $47               $61

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee include Joel Rothlein, Esq. and Julian Sandler. Mr. Rothlein is a partner of Kressel, Rothlein, Walsh & Roth, LLC, the Company's outside general counsel. Mr. Sandler is Chief Executive Officer of Rent-a-PC, Inc. and its controlling shareholder. See "Certain Relationships and Related Transactions" below for discussion of transactions by the Company with Kressel Rothlein Walsh & Roth, LLC and Rent-a-PC, Inc.

     The Board of Directors  administers the Company's Stock Option Plan.  Barry
R. Steinberg and Joel G. Stemple are each Directors of the Company. In this capacity, they could vote on executive compensation issues before the Board pertaining to the granting of stock options. Each of them has agreed to abstain from voting on the grant of stock options to himself or to the other of them, and the granting of stock options to either of them will first have to be recommended to the Board by the Compensation Committee.

Certain Relationships and Related Transactions

     Through March 2003, the Company's Hauppauge, New York facilities were leased from entities affiliated with certain of the Company's executive officers, directors or principal shareholders. The property located at 40 Marcus Boulevard was leased from a limited liability company owned 70% by Mr. Steinberg and his relatives, 20% by Mr. Stemple, and 10% by Michael Bivona, a former officer and director of the Company. During the fiscal 2003, 2002 and 2001, the Company made lease payments of $138,000, $202,000, and $196,000, respectively, to such entity. The Company's offices at 160 Oser Avenue were leased from a limited liability company owned 65% by Mr. Steinberg, 17.5% by Mr. Stemple and 17.5% by Mr. Bivona. During fiscal 2003, 2002 and 2001, the Company made lease payments of $212,000, $349,000 and $322,000, respectively, to such entity. The property located at 50 Marcus Boulevard was leased from Mr. Steinberg doing business as Marcus Realty. During fiscal 2003, 2002 and 2001, the Company made lease payments of $260,000, $381,000 and $366,000, respectively, to such entity.

     In March 2003, the owners sold the Hauppauge, New York properties leased by the Company to an unaffiliated company. In connection with the sale, the Company entered into three fifteen-year leases, each expiring on March 31, 2018, with the new owner. Lease terms include a lower base rent in the first year, annual rent increases of two percent and four five-year renewal options.

     Joel Rothlein, Esq., a director of the Company, is a partner of Kressel, Rothlein, Walsh & Roth, LLC. During fiscal 2003, 2002 and 2001, the Company paid $257,000, $208,000 and $215,000, respectively, to such firm for legal fees.
During fiscal 2003, 2002 and 2001, the Company recorded revenue of $164,000, $45,000 and $178,000, respectively, in connection with the sale of computer equipment to a company controlled by Julian Sandler, a director of the Company.

     The Company employs the services of Ilene Steinberg as Design Manager. Ms. Steinberg is the daughter of Barry Steinberg. Ms. Steinberg receives a salary of approximately $81,000 and is entitled to receive various other benefits such as the use of an automobile owned or leased by the Company as well as other benefits generally offered by the Company to its employees.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our officers and directors, and holders of more than 10% of our Common Stock, to file reports of their trading in our equity securities with the SEC and to provide us with a copy of these reports. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that the reporting persons timely complied with all applicable Section 16(a) filing requirements during the fiscal year ended July 31, 2003.

Dated:   December 19, 2003 THE MANCHESTER TECHNOLOGIES, INC. BOARD OF DIRECTORS

                                     ANNEX A

                          MANCHESTER TECHNOLOGIES, INC.
                           Second Amended and Restated
            Charter of the Audit Committee of the Board of Directors
           (As approved by the Board of Directors on October 29, 2003)
                            Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm (referred to herein as the "independent auditors") engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Audit Committee.

          The Audit Committee's primary duties and responsibilities are to:

Oversee the Company's accounting and financial reporting processes. Oversee the audits of the financial statements of the Company. Monitor the independence and performance of the Company's independent auditors. Provide an avenue of communication among the independent auditors, management, and the Board of the Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other advisers it deems necessary in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of: (i) compensation to the firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee as provided above; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

The Committee relies on the expertise and knowledge of management and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

2.       Audit Committee Composition and Meetings

The composition of the Audit Committee shall meet the requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Without limiting the generality of the foregoing, the Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Any background materials, together with the agenda, should be distributed to the Audit Committee members in advance of the meeting. All meetings of the Audit Committee shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the Audit Committee, shall be duly filed in the Company records.

The Committee shall meet privately in separate executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

3.       Audit Committee Responsibilities and Duties

In addition to those items set forth on the "Audit Committee Responsibilities Checklist" annexed to this Charter, the Audit Committee shall have the following responsibilities and duties:

         Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document included with the Company's Proxy Statement at least every three years in accordance with Nasdaq regulations. 2. Review the Company's annual audited financial statements prior to filing or distribution, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.  Review  significant  findings  prepared by the independent
          auditors  together  with  management's   responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     5. Review and approve all related party transactions involving the Company or any affiliate of the Company. The term "related party transactions" shall refer to transactions that the Company is required to disclose pursuant to Item 404 of Regulation S-K.

     6. Review and approve the employment of any employee or former employee of the Company's current or former independent auditors.

     7. Review and discuss with management, general counsel and the independent auditors, as applicable, significant litigation, contingencies and claims against the Company and material accounting issues that require disclosure in the Company's financial statements.

         Independent Auditors
         --------------------

     8. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually appoint the independent auditors or discharge auditors when circumstances warrant. The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the independent auditors.

     9.   Approve all permissible non-audit services.

     10. Approve the fees and other significant compensation to be paid to the independent auditors.

     11. On an annual basis, the Committee shall ensure that it receives from the independent auditors a formal written statement delineating all relationships between them and the Company, consistent with
          Independence Standards Board Standard 1. The Committee shall be responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditors.

     12. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     13. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     14. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     15. Review the experience and qualifications of the senior members of the independent auditor's audit team.

     16. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the independent auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the independent auditor' s independence, and taking into account the opinions of management. The Audit Committee shall present its conclusions to the Board.

     17. Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years, and oversee the rotation of other audit partners, in accordance with the rules of the Commission.

     18. To the extent the Audit Committee deems necessary or appropriate, discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

     19. Discuss with management and the independent auditor any accounting adjustments that were noted or proposed by the independent auditor, but were not adopted or reflected.

     20. Require the independent auditor to review the financial information included in the Company's Form 10-Q in accordance with Rule 10-01(d) of Regulation S-X of the Commission prior to the Company filing such reports with the Commission and to provide to the Company for inclusion in the Company's Form 10-Q any reports of the independent auditor required by Rule 10-01(d).

         Legal Compliance

     21. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or government agencies.

         Other Audit Committee Responsibilities

     22.  Annually   prepare  a  report  to  shareholders  as  required  by  the
          Securities and Exchange Commission. The report shall be included in the Company's annual proxy statement.

     23. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     24. Periodically report to the Board of Directors on significant results of the Committee's activities.

     25.  Periodically perform self-assessment of audit committee performance.

     26. Review financial and accounting personnel succession planning within the Company.

     27. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

     28. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by associates of the Company of concerns regarding questionable accounting or auditing matters.

                   Audit Committee Responsibilities Checklist

                                                                                -------------------------------------
                                                                                           WHEN PERFORMED
                                                                                -------------------------------------
                                                                                -------------------------------------
                                                                                      Audit Committee Meetings
                                                                                -------------------------------------

                                                                                Winter Spring  Summer   Fall   As Needed

                                                                                -------------------------------------
  1.  The Committee will perform such functions as assigned by law, the                                          X
      Company's charter or bylaws, or the Board of Directors.

  2.  The Committee shall meet four times per year or more frequently as                                         X
      circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.
  3.  The agenda for Committee meetings will be prepared in consultation             X     X      X       X      X
      between the Committee chair (with input from the Committee members),
      Finance management, and the independent auditor. The Committee shall keep minutes of its meetings and report on the same at the next regularly scheduled meeting of the Board.

  4.  Report Committee actions to the Board of Directors with such                                               X
      recommendations as the Committee may deem appropriate.

  5. Annually review and update the Audit Committee Responsibilities Checklist.                           X

  6.  Provide a report in the annual proxy that includes the Committee's review                           X
      and discussion of matters with management and the independent auditors.

  7.  Include a copy of the Committee charter as an appendix to the proxy                                       X
      statement at least once every three years.

  8.  Appoint, approve the compensation of, and provide oversight of the             X     X      X       X
      independent auditor.

  9. Review and approve the appointment or change in the independent auditor.                                    X

 10.  Confirm annually the independence of independent auditor, and quarterly        X     X      X       X
      review the firm's non-audit services and related fees.

 11.  Verify the Committee consists of a minimum of three members who are                                 X
      financially literate, including at least one member who has financial sophistication.

 12.  Review the independence of each Committee member based on NASD and other                            X
      applicable rules.

 13.  Inquire of management and the independent auditor about significant risks                                  X
      or exposures and assess the steps management has taken to minimize such risk to the Company.

 14.  Review with the independent auditor and management the audit scope and         X
      plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

 15. Consider and review with the independent auditor:                                            X

      a. The adequacy of the Company's internal controls including computerized information system controls and security.

       b. Any related significant findings and recommendations of the independent auditor together with management's responses thereto.

 16. Review with management any significant changes to GAAP and/or MAP X policies or standards.

 17.  Review with management and the  independent  auditors at the completion of                  X              X
      the annual audit:

      a. The Company's annual financial statements and related footnotes.
      b. The independent auditor's audit of the financial statements and its report thereon.
      c. Any significant changes required in the independent auditor's audit plan.
      d. Any serious difficulties or disputes with management encountered during the course of the audit including any restrictions on the scope of their work or access to required information.
      e. Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.
  18.  Review with management and the independent auditors at least annually                     X              X
       the Company's critical accounting policies.

  19.  Review policies and procedures with respect to transactions between the                           X
       Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company' s business.
   20.  Consider and review with management and the independent auditor                                         X
        significant findings during the year and management's responses thereto.
   21.  The Chairman of the Audit Committee will participate in a telephonic          X    X      X      X
         meeting among Finance management and the independent auditors prior to earnings release.
   22.  Review the periodic reports of the Company with management and the            X    X      X     X
        independent auditor prior to filing of the reports with the SEC.

   23.  In connection with each periodic report of the Company, review:               X    X      X     X     X


      a. Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.

      b.   The contents of the Chief Executive Officer and the Chief Financial
           Officer certificates to be filed under Sections 302 and 906 of the Act.

  24. Review filings (including interim reporting) with the SEC and other                                     X
      published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.

  25. Monitor the appropriate standards adopted as a code of conduct for the                           X     X
      Company. Review with management and the Company's in-house counsel the results of the review of the Company's monitoring compliance with such standards and its compliance policies.

  26. Review legal and regulatory matters that may have a material impact on                                 X
      the financial statements, related Company compliance policies, and programs and reports received from regulators.

  27. Meet with the independent auditors in executive sessions to discuss any              X           X
      matters that the Committee or the independent auditors believe should be discussed privately with the Audit Committee.

  28.  Meet with management in executive sessions to discuss any matters that                                 X
      the Committee or management believe should be discussed privately with the
      Audit Committee.

  29. Review financial personnel staffing and succession planning.                                            X

  30.  Review and approve the employment by the Company of any employee or                                    X
      former employee of the Company's current or former independent auditors.



                                      PROXY
                          MANCHESTER TECHNOLOGIES, INC.


        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Barry R. Steinberg and Joel G. Stemple, and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of Manchester Technologies, Inc. on January 21, 2004, and any adjournments and postponements thereof, upon all matters as may properly come before the Annual Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

     Please complete, date and sign on the reverse side and mail in the enclosed envelope.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) AND (2) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING:

   (1) Election of seven (7) Directors to serve until the 2005 Annual      Nominees:   Barry R. Steinberg
         Meeting of Shareholders:                                                      Joel G. Stemple
                                                                                       Joel Rothlein
       [   ]   FOR                 [   ]   WITHHELD                                    Bert Rudofsky
                                                                                       Michael E. Russell
               For, except withheld from the following nominees:                       Julian Sandler
                                                                                       Yacov A. Shamash


   (2) To ratify the reappointment of KPMG LLP as independent auditors of the Company for the year ending July 31, 2004.

             [   ]   FOR               [   ]  AGAINST           [   ]   ABSTAIN


   (3) Upon any and all other business that may come before the Annual Meeting.

   This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1)and (2) unless the shareholder specifies otherwise, in which case it will be voted as specified.

   SIGNATURE(S):                                                DATE:

   Note: Executors, Administrators, Trustees, Etc. should give full title.
  -----------------------------------------